UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08426

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: June 30, 2013

Date of reporting period: June 30, 2013

ITEM 1. REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

AllianceBernstein International Growth Fund

June 30, 2013

Annual Report

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

August 12, 2013

Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein International Growth Fund (the “Fund”) for the annual reporting period ended June 30, 2013.

Investment Objective and Policies

The Fund’s investment objective is long-term growth of capital. The Fund invests primarily in an international portfolio of equity securities of companies selected by AllianceBernstein L.P. (the “Adviser”) for their growth potential within various market sectors. Examples of the types of market sectors in which the Fund may invest include, but are not limited to, information technology (which includes telecommunications), healthcare, financial services, infrastructure, energy and natural resources, and consumer groups.

The Fund invests, under normal circumstances, in the equity securities of companies located in at least three countries (and normally substantially more) other than the United States. The Fund invests in securities of companies in both developed and emerging market countries. Geographic distribution of the Fund’s investments among countries or regions also will be a product of the stock selection process rather than a pre-determined allocation. The Fund may also invest in synthetic foreign equity securities, which are various types of warrants used internationally that entitle a holder to buy or sell underlying securities. The Adviser expects that normally the Fund’s portfolio will tend to emphasize investments in larger capitalization companies, although the Fund may invest in smaller or medium capitalization companies.

The Fund may, at times, invest in shares of exchange-traded-funds (“ETFs”) in lieu of making direct investments in securities. ETFs may provide more efficient and economical exposure to the types of companies and geographic locations in which the Fund seeks to invest than direct investments.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. The Adviser may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge all or a portion of its currency risk, the Fund may, from time to time, invest in currency-related derivatives, including forward currency exchange contracts, futures, options on futures, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

The Fund may enter into other derivatives transactions, such as options, futures contracts, forwards, and swaps. The Fund may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indexes, futures contracts (including futures contracts on individual securities and stock indexes) or shares of ETFs. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Fund’s portfolio from a decline in value, sometimes within certain ranges.

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	1

Investment Results

The table on page 5 provides the performance results for the Fund and its benchmarks, the Morgan Stanley Capital International (“MSCI”) World (ex-U.S.) Index (net) and the MSCI All Country (“AC”) World (ex-U.S.) Index (net) for the six- and 12-month periods ended June 30, 2013.

During the 12-month period, all share classes of the Fund rose in absolute terms yet underperformed the benchmarks. During the six-month period, all share classes of the Fund rose in absolute terms and underperformed the MSCI World (ex-U.S.) Index (net), yet outperformed the MSCI AC World (ex-U.S.) Index (net).

During both periods, security selection was responsible for the deficit; currency exposure and sector allocation were positive. Stock selection in the consumer sleeve weighed on performance. In addition, stock selection in industrial cyclicals (during the 12-month period) and stock selection in technology (during the six-month period) undercut relative performance. During both periods, underweight exposure to both the yen and the industrial cyclical sector mitigated some of the losses.

During both periods, the Fund utilized derivatives in the form of currency forwards for hedging and investment purposes, which added to performance for the 12-month period, and had an immaterial impact for the six-month period.

Market Review and Investment Strategy

The behavior of global equity markets during the 12-month period was marked by activist central bank actions. Central banks in Europe, Australia, South Korea and India cut interest rates to fend off economic stagnation, while Brazil’s central bank raised interest rates to combat rising inflation. Japan’s central bank initiated aggressive reflationary policies to pull the country out of its decades-long deflationary spiral. Meanwhile, China’s central bank engineered a credit squeeze in order to restructure the country’s financial system and punish speculators. However, the actions of the U.S. Federal Reserve (the “Fed”) had the most dominant impact on the capital markets: first, by implementing aggressive stimulus measures in September 2012 to spur the struggling American economic recovery, which sparked a liquidity-driven rally that supported risk assets, and later, by announcing in June 2013 that it intended to wind down its massive bond-buying program in the near- to medium-term, which sparked a worldwide selloff in equity, bond and currency markets on fears of rising global interest rates. Markets recouped some losses after the Fed gave assurances that monetary support would not be ending soon.

With an eye toward the medium- and long-term outlooks, the Fund’s Global Growth and Thematic Investment Team (the “Team”) continues to identify companies with high growth rates, healthy returns on equity and valuations that do not adequately factor in upside potential. The Team is especially focused on investments that are more resilient to the economic cycle, possessing what its analysis suggests to be longer-term growth fundamentals.

2	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

DISCLOSURES AND RISKS

Benchmark Disclosure

Neither the unmanaged MSCI World (ex-U.S.) Index (net) nor the unmanaged MSCI AC World (ex-U.S.) Index (net) reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI World (ex-U.S.) Index (free float-adjusted, market capitalization weighted) represents the equity market performance of developed markets, excluding the U.S. The MSCI AC World (ex-U.S.) Index (free float-adjusted, market capitalization weighted) represents the equity market performance of developed and emerging markets, excluding the U.S. Net returns include the reinvestment of dividends after deduction of non-U.S. withholding tax. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth, may underperform the market generally.

Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk: Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain

(Disclosures, Risks and Note about Historical Performance continued on next page)

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	3

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

performance information current to the most recent month-end by visiting www.alliancebernstein.com.

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

4	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARKS PERIODS ENDED JUNE 30, 2013 (unaudited)	NAV Returns
	6 Months	12 Months
AllianceBernstein International Growth Fund*
Class A	0.69%	12.99%

Class B**	0.38%	12.09%

Class C	0.38%	12.22%

Advisor Class†	0.82%	13.27%

Class R†	0.55%	12.69%

Class K†	0.69%	12.93%

Class I†	0.89%	13.45%

MSCI World (ex-U.S.) Index (net)	3.01%	17.07%

MSCI AC World (ex-U.S.) Index (net)	-0.04%	13.63%

*    Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the performance of all share classes of the Fund for the six- and 12-month periods ended June 30, 2013 by 0.01%.

**  Effective January 31, 2009, Class B Shares are no longer available for purchase to new investors. Please see Note A for additional information.

†      Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

      Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

See Disclosures, Risks and Note about Historical Performance on pages 3-4.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE FUND 6/30/03 TO 6/30/13 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein International Growth Fund Class A shares (from 6/30/03 to 6/30/13) as compared to the performance of the Fund’s benchmarks. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on pages 3-4.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF JUNE 30, 2013 (unaudited)
	NAV Returns	SEC Returns
		(reflects applicable sales charges)

Class A Shares
1 Year	12.99%	8.19%
5 Years	-3.51%	-4.35%
10 Years	8.14%	7.68%

Class B Shares
1 Year	12.09%	8.09%
5 Years	-4.27%	-4.27%
10 Years(a)	7.47%	7.47%

Class C Shares
1 Year	12.22%	11.22%
5 Years	-4.22%	-4.22%
10 Years	7.36%	7.36%

Advisor Class Shares†
1 Year	13.27%	13.27%
5 Years	-3.24%	-3.24%
10 Years	8.46%	8.46%

Class R Shares†
1 Year	12.69%	12.69%
5 Years	-3.75%	-3.75%
Since Inception*	2.89%	2.89%

Class K Shares†
1 Year	12.93%	12.93%
5 Years	-3.47%	-3.47%
Since Inception*	3.17%	3.17%

Class I Shares†
1 Year	13.45%	13.45%
5 Years	-3.08%	-3.08%
Since Inception*	3.57%	3.57%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.40%, 2.18%, 2.13%, 1.10%, 1.60%, 1.29% and 0.90% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

†	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception date for Class R, Class K, and Class I shares is listed below.

*	Inception date: 3/1/2005.

See Disclosures, Risks and Note about Historical Performance on pages 3-4.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	7

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END JUNE 30, 2013 (unaudited)
SEC Returns
(reflects applicable sales charges)

Class A Shares
1 Year	8.19%
5 Years	-4.35%
10 Years	7.68%

Class B Shares
1 Year	8.09%
5 Years	-4.27%
10 Years(a)	7.47%

Class C Shares
1 Year	11.22%
5 Years	-4.22%
10 Years	7.36%

Advisor Class Shares†
1 Year	13.27%
5 Years	-3.24%
10 Years	8.46%

Class R Shares†
1 Year	12.69%
5 Years	-3.75%
Since Inception*	2.89%

Class K Shares†
1 Year	12.93%
5 Years	-3.47%
Since Inception*	3.17%

Class I Shares†
1 Year	13.45%
5 Years	-3.08%
Since Inception*	3.57%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker- dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception date for Class R, Class K, and Class I shares is listed below.

*	Inception date: 3/1/2005.

See Disclosures, Risks and Note about Historical Performance on pages 3-4.

8	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,006.90	$6.27	1.26%
Hypothetical**	$1,000	$1,018.55	$6.31	1.26%
Class B
Actual	$1,000	$1,003.80	$9.89	1.99%
Hypothetical**	$1,000	$1,014.93	$9.94	1.99%
Class C
Actual	$1,000	$1,003.80	$9.79	1.97%
Hypothetical**	$1,000	$1,015.03	$9.84	1.97%
Advisor Class
Actual	$1,000	$1,008.20	$4.83	0.97%
Hypothetical**	$1,000	$1,019.98	$4.86	0.97%
Class R
Actual	$1,000	$1,005.50	$7.76	1.56%
Hypothetical**	$1,000	$1,017.06	$7.80	1.56%
Class K
Actual	$1,000	$1,006.90	$6.37	1.28%
Hypothetical**	$1,000	$1,018.45	$6.41	1.28%
Class I
Actual	$1,000	$1,008.90	$4.33	0.87%
Hypothetical**	$1,000	$1,020.48	$4.36	0.87%
*	Expenses are equal to the classes’ annualized expense ratios of, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	9

Expense Example

PORTFOLIO SUMMARY

JUNE 30, 2013 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $620.0

*	All data are as of June 30, 2013. The Fund’s sector and country breakdowns are expressed as a percentage of total investments (excluding security lending) and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 2.0% or less in the following countries: Canada, Denmark, Finland, Italy, Netherlands, Russia, Sweden, Taiwan and United States.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

10	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

Portfolio Summary

TEN LARGEST HOLDINGS*

JUNE 30, 2013 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
British American Tobacco PLC	$25,223,088	4.1%
Nestle SA	21,852,840	3.5
Roche Holding AG	21,712,304	3.5
Partners Group Holding AG	21,119,716	3.4
Anheuser-Busch InBev NV	20,490,030	3.3
Prudential PLC	17,155,404	2.8
Samsung Electronics Co., Ltd.	15,907,698	2.6
AIA Group Ltd.	15,529,121	2.5
Diageo PLC	14,563,267	2.3
Cie Financiere Richemont SA (SWX Europe)	13,629,942	2.2
	$187,183,410	30.2%

*	Long-term investments.

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	11

Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

June 30, 2013

Company	Shares	U.S. $ Value

COMMON STOCKS – 97.2%
Financials – 22.0%
Capital Markets – 7.7%
Aberdeen Asset Management PLC	2,134,690	$12,423,140
Azimut Holding SpA	289,437	5,269,669
Partners Group Holding AG	78,025	21,119,716
UBS AG(a)	523,010	8,877,488

		47,690,013

Commercial Banks – 4.8%
Bank Mandiri Persero Tbk PT	13,048,000	11,768,471
HSBC Holdings PLC	888,299	9,195,804
Itausa – Investimentos Itau SA (Preference Shares)	1,104,406	4,068,487
Sberbank of Russia (Sponsored ADR)	405,009	4,649,503

		29,682,265

Consumer Finance – 0.2%
Muthoot Finance Ltd.	892,500	1,524,249

Diversified Financial Services – 1.5%
FirstRand Ltd.	1,156,669	3,384,628
IG Group Holdings PLC	680,741	6,011,505

		9,396,133

Insurance – 5.3%
AIA Group Ltd.	3,686,000	15,529,121
Prudential PLC	1,051,010	17,155,404

		32,684,525

Real Estate Management & Development – 0.5%
BR Malls Participacoes SA	354,700	3,164,935

Thrifts & Mortgage Finance – 2.0%
Housing Development Finance Corp.	841,190	12,214,073

		136,356,193

Consumer Staples – 19.6%
Beverages – 6.9%
Anheuser-Busch InBev NV	227,583	20,490,030
Diageo PLC	507,850	14,563,267
Pernod-Ricard SA(b)	72,860	8,087,023

		43,140,320

Food & Staples Retailing – 1.3%
Brasil Pharma SA(a)	138,700	625,948
Raia Drogasil SA	355,100	3,440,636
Tsuruha Holdings, Inc.	40,700	3,847,023

		7,913,607

Food Products – 5.5%
Danone SA	163,886	12,335,438
Nestle SA	333,019	21,852,840

		34,188,278

12	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Household Products – 1.8%
Reckitt Benckiser Group PLC	160,515	$11,354,273

Tobacco – 4.1%
British American Tobacco PLC	491,778	25,223,088

		121,819,566

Consumer Discretionary – 12.6%
Auto Components – 0.8%
Nokian Renkaat Oyj	128,560	5,231,270

Automobiles – 2.7%
Nissan Motor Co., Ltd.	1,138,600	11,411,744
Volkswagen AG (Preference Shares)	25,404	5,131,194

		16,542,938

Diversified Consumer Services – 0.6%
Kroton Educacional SA	260,500	3,606,268

Hotels, Restaurants & Leisure – 0.9%
Melco Crown Entertainment Ltd. (ADR)(a)	240,740	5,382,946

Media – 1.0%
Naspers Ltd. – Class N	81,391	6,007,606

Multiline Retail – 0.7%
Matahari Department Store Tbk PT(a)	3,665,000	4,285,446

Specialty Retail – 2.2%
Belle International Holdings Ltd.	2,111,000	2,885,904
Fast Retailing Co., Ltd.	22,800	7,695,105
Zhongsheng Group Holdings Ltd.	3,103,500	3,403,054

		13,984,063

Textiles, Apparel & Luxury Goods – 3.7%
Brunello Cucinelli SpA	226,379	5,588,531
Cie Financiere Richemont SA (SWX Europe)	154,555	13,629,942
Li & Fung Ltd.	2,908,000	3,956,139

		23,174,612

		78,215,149

Health Care – 11.5%
Health Care Equipment & Supplies – 2.3%
Elekta AB – Class B	305,960	4,650,151
Essilor International SA	50,350	5,364,184
Shandong Weigao Group Medical Polymer Co., Ltd. – Class H	3,756,000	4,082,457

		14,096,792

Health Care Providers & Services – 0.5%
Life Healthcare Group Holdings Ltd.	789,900	2,995,970

Pharmaceuticals – 8.7%
Aspen Pharmacare Holdings Ltd.(a)	199,859	4,594,321
Bayer AG	60,850	6,478,739

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	13

Portfolio of Investments

Company	Shares	U.S. $ Value

Novo Nordisk A/S – Class B	45,170	$7,022,239
Pharmstandard OJSC (GDR)(a)(c)	139,711	2,942,073
Roche Holding AG	87,480	21,712,304
Shire PLC	192,972	6,115,323
Sun Pharmaceutical Industries Ltd.	312,250	5,291,018

		54,156,017

		71,248,779

Industrials – 10.9%
Aerospace & Defense – 1.7%
Safran SA	201,726	10,531,392

Commercial Services & Supplies – 1.1%
Aggreko PLC	261,990	6,548,306

Construction & Engineering – 1.2%
Larsen & Toubro Ltd.	306,450	7,231,386

Electrical Equipment – 1.2%
Schneider Electric SA	105,752	7,680,422

Machinery – 2.1%
Komatsu Ltd.	288,900	6,653,927
Melrose Industries PLC	1,747,910	6,625,027

		13,278,954

Professional Services – 2.3%
Capita PLC	378,100	5,557,694
Intertek Group PLC	196,930	8,753,855

		14,311,549

Trading Companies & Distributors – 1.3%
Wolseley PLC	171,918	7,932,220

		67,514,229

Information Technology – 9.3%
Electronic Equipment, Instruments & Components – 0.5%
Hon Hai Precision Industry Co., Ltd.	1,238,200	3,026,198

Internet Software & Services – 4.0%
Baidu, Inc. (Sponsored ADR)(a)	85,280	8,061,518
Mail.ru Group Ltd. (GDR)(c)	155,910	4,468,381
Tencent Holdings Ltd.	315,600	12,323,309

		24,853,208

IT Services – 1.1%
Tata Consultancy Services Ltd.	267,050	6,823,717

Semiconductors & Semiconductor Equipment – 3.7%
ASML Holding NV	86,904	6,860,271
Samsung Electronics Co., Ltd.	13,610	15,907,698

		22,767,969

		57,471,092

14	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Materials – 5.4%
Chemicals – 3.9%
Croda International PLC	181,120	$6,830,056
Essentra PLC	230,240	2,462,047
Linde AG	55,790	10,396,326
Umicore SA	114,180	4,741,306

		24,429,735

Metals & Mining – 1.5%
First Quantum Minerals Ltd.	367,140	5,445,834
Franco-Nevada Corp.	103,040	3,688,748

		9,134,582

		33,564,317

Energy – 4.3%
Energy Equipment & Services – 2.4%
Schlumberger Ltd.	117,907	8,449,215
Technip SA	62,020	6,303,235

		14,752,450

Oil, Gas & Consumable Fuels – 1.9%
Africa Oil Corp.(a)(b)	259,820	1,750,251
Ophir Energy PLC(a)	494,160	2,686,818
Tullow Oil PLC	258,896	3,941,127
Ultrapar Participacoes SA	159,600	3,823,791

		12,201,987

		26,954,437

Utilities – 1.6%
Multi-Utilities – 1.6%
National Grid PLC	863,220	9,785,139

Total Common Stocks (cost $458,971,137)		602,928,901

WARRANTS – 0.5%
Information Technology – 0.5%
Electronic Equipment, Instruments & Components – 0.5%
Hon Hai Precision Industry Co., Ltd., JPMorgan Chase Bank, NA , expiring 9/29/14(a)(c) (cost $3,553,461)	1,126,881	2,772,127

SHORT-TERM INVESTMENTS – 1.9%
Investment Companies – 1.9%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.09%(d) (cost $11,747,796)	11,747,796	11,747,796

Total Investments Before Security Lending Collateral for Securities Loaned – 99.6% (cost $474,272,394)		617,448,824

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	15

Portfolio of Investments

Company	Shares	U.S. $ Value

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 1.6%
Investment Companies – 1.6%
AllianceBernstein Exchange Reserves —Class I, 0.07%(d) (cost $10,109,369)	10,109,369	$10,109,369

Total Investments – 101.2% (cost $484,381,763)		627,558,193
Other assets less liabilities – (1.2)%		(7,525,405)

Net Assets – 100.0%		$620,032,788

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	JPY	213,699	USD	2,075	8/16/13	$(80,492)
BNP Paribas SA	USD	40,985	JPY	3,929,151	8/16/13	(1,360,718)
Brown Brothers Harriman & Co.	EUR	1,091	USD	1,444	8/16/13	23,723
Brown Brothers Harriman & Co.	USD	3,915	CHF	3,659	8/16/13	(39,871)
Brown Brothers Harriman & Co.	USD	4,481	NOK	26,200	8/16/13	(175,172)
Canadian Imperial Bank of Commerce	USD	3,059	CAD	3,158	8/16/13	(59,184)
Citibank	SEK	10,212	USD	1,507	8/16/13	(14,554)
Citibank	USD	44,191	AUD	43,096	8/16/13	(4,913,078)
Credit Suisse International	USD	5,431	AUD	5,902	8/16/13	(52,316)
Credit Suisse International	USD	3,178	CHF	2,967	8/16/13	(35,800)
Credit Suisse International	USD	11,126	GBP	7,325	8/16/13	11,304
Deutsche Bank	USD	11,510	SEK	75,368	8/16/13	(283,720)
Goldman Sachs	AUD	43,096	USD	40,723	8/16/13	1,444,756
Goldman Sachs	CAD	7,589	USD	7,429	8/16/13	220,938
Goldman Sachs	GBP	54,328	USD	84,198	8/16/13	1,593,574
Goldman Sachs	JPY	1,112,776	USD	11,402	8/16/13	180,091
Goldman Sachs	SEK	7,137	USD	1,097	8/16/13	33,853
Morgan Stanley	USD	4,610	GBP	2,964	8/16/13	(103,090)
Royal Bank of Canada	USD	26,108	CAD	26,555	8/16/13	(886,514)
Royal Bank of Scotland	CHF	49,262	USD	52,259	8/16/13	84,297
Royal Bank of Scotland	EUR	866	USD	1,155	8/16/13	27,132
Royal Bank of Scotland	USD	32,230	JPY	3,159,169	8/16/13	(370,926)
State Street Bank & Trust Co.	USD	5,578	EUR	4,255	8/16/13	(38,230)
State Street Bank & Trust Co.	USD	14,213	GBP	9,063	8/16/13	(433,364)

						$(5,227,361)

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2013, the aggregate market value of these securities amounted to $10,182,581 or 1.6% of net assets.

(d)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

16	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

Portfolio of Investments

Currency Abbreviations:

AUD – Australian Dollar

CAD – Canadian Dollar

CHF – Swiss Franc

EUR – Euro

GBP – Great British Pound

JPY – Japanese Yen

NOK – Norwegian Krone

SEK – Swedish Krona

USD – United States Dollar

Glossary:

ADR – American Depositary Receipt

GDR – Global Depositary Receipt

OJSC – Open Joint Stock Company

See notes to financial statements.

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	17

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

June 30, 2013

Assets
Investments in securities, at value
Unaffiliated issuers (cost $462,524,598)	$605,701,028	(a)
Affiliated issuers (cost $21,857,165—including investment of cash collateral for securities loaned of $10,109,369)	21,857,165
Foreign currencies, at value (cost $4,072,199)	4,060,232
Unrealized appreciation of forward currency exchange contracts	3,868,051
Receivable for investment securities sold	3,193,089
Dividends and interest receivable	2,532,824
Receivable for capital stock sold	1,001,728

Total assets	642,214,117

Liabilities
Payable for collateral received on securities loaned	10,109,369
Unrealized depreciation of forward currency exchange contracts	9,095,412
Payable for capital stock redeemed	1,801,731
Advisory fee payable	378,096
Distribution fee payable	180,498
Transfer Agent fee payable	48,500
Administrative fee payable	13,023
Payable for foreign currency transactions	334
Due to Custodian	113
Accrued expenses and other liabilities	554,253

Total liabilities	22,181,329

Net Assets	$620,032,788

Composition of Net Assets
Capital stock, at par	$42,896
Additional paid-in capital	1,441,361,119
Undistributed net investment income	11,558,393
Accumulated net realized loss on investment and foreign currency transactions	(970,728,421)
Net unrealized appreciation of investments and foreign currency denominated assets and liabilities.	137,798,801

	$620,032,788

Net Asset Value Per Share—21 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$399,307,177	27,255,577	$14.65	*

B	$16,753,336	1,263,343	$13.26

C	$74,259,339	5,575,261	$13.32

Advisor	$84,113,254	5,678,260	$14.81

R	$20,994,733	1,443,947	$14.54

K	$5,433,647	372,816	$14.57

I	$19,171,302	1,306,558	$14.67

(a)	Includes securities on loan with a value of $9,516,894. (See Note E).

*	The maximum offering price per share for Class A shares was $15.30 which reflects a sales charge of 4.25%.

See notes to financial statements.

18	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended June 30, 2013

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $1,005,951)	$16,425,571
Affiliated issuers	31,803
Securities lending income	405,894	$16,863,268

Expenses
Advisory fee (see Note B)	5,624,949
Distribution fee—Class A	1,484,696
Distribution fee—Class B	207,874
Distribution fee—Class C	853,494
Distribution fee—Class R	122,876
Distribution fee—Class K	18,187
Transfer agency—Class A	925,815
Transfer agency—Class B	49,139
Transfer agency—Class C	171,559
Transfer agency—Advisor Class	178,305
Transfer agency—Class R	60,266
Transfer agency—Class K	14,549
Transfer agency—Class I	8,333
Custodian	236,445
Printing	86,855
Audit	67,398
Directors’ fees	58,224
Registration fees	55,926
Administrative	45,563
Legal	32,352
Miscellaneous	40,154

Total expenses		10,342,959

Net investment income		6,520,309

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain on:
Investment transactions		43,594,123	(a)
Foreign currency transactions		8,883,072
Net change in unrealized appreciation/depreciation of:
Investments		45,647,901	(b)
Foreign currency denominated assets and liabilities		(5,447,482)

Net gain on investment and foreign currency transactions		92,677,614

Net Increase in Net Assets from Operations		$99,197,923

(a)	Includes foreign capital gain tax refund of $2,689.

(b)	Net of increase in accrued foreign capital gains taxes of $73,007

See notes to financial statements.

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	19

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

Year Ended June 30, 2013	Year Ended June 30, 2012
Increase (Decrease) in Net Assets from Operations
Net investment income	$6,520,309	$7,229,866
Net realized gain (loss) on investment and foreign currency transactions	52,477,195	(11,046,115)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities.	40,200,419	(202,896,386)

Net increase (decrease) in net assets from operations	99,197,923	(206,712,635)
Dividends to Shareholders from
Net investment income
Class A	(4,014,677)	(5,945,534)
Advisor Class	(1,200,977)	(1,611,876)
Class R	(132,086)	(144,090)
Class K	(77,525)	(92,516)
Class I	(398,986)	(407,367)
Capital Stock Transactions
Net decrease	(284,263,731)	(410,372,101)
Proceeds from third party service provider (see Note F) .	– 0	–	376,776

Total decrease	(190,890,059)	(624,909,343)
Net Assets
Beginning of period	810,922,847	1,435,832,190

End of period (including undistributed net investment income of $11,558,393 and $1,677,664, respectively)	$620,032,788	$810,922,847

See notes to financial statements.

20	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

June 30, 2013

NOTE A

Significant Accounting Policies

AllianceBernstein International Growth Fund, Inc. (the “Fund”), organized as a Maryland corporation on March 16, 1994, is registered under the Investment Company Act of 1940 as a diversified open-end management investment company. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (“the Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	21

Notes to Financial Statements

exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred between the close of the foreign markets and the time at which the Fund values its securities which may materially affect the value of securities trading in such markets. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer

22	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

Notes to Financial Statements

a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options and warrants are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option or a warrant depends upon the contractual terms of, and specific risks inherent in, the option or warrant as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options will be classified as Level 2. For options or warrants that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	23

Notes to Financial Statements

involve significant management judgment. Options and warrants are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of June 30, 2013:

Investments in Securities	Level 1		Level 2		Level 3			Total
Assets:
Common Stocks:
Financials	$11,882,925		$124,473,268		$	– 0	–	$136,356,193
Consumer Staples	4,066,584		117,752,982			– 0	–	121,819,566
Consumer Discretionary	8,989,214		69,225,935			– 0	–	78,215,149
Health Care	– 0	–	71,248,779			– 0	–	71,248,779
Industrials	– 0	–	67,514,229			– 0	–	67,514,229
Information Technology	12,529,899		44,941,193			– 0	–	57,471,092
Materials	9,134,582		24,429,735			– 0	–	33,564,317
Energy	12,273,006		14,681,431			– 0	–	26,954,437
Utilities	– 0	–	9,785,139			– 0	–	9,785,139
Warrants	– 0	–	– 0	–		2,772,127		2,772,127
Short-Term Investments	11,747,796		– 0	–		– 0	–	11,747,796
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	10,109,369		– 0	–		– 0	–	10,109,369

Total Investments in Securities	80,733,375		544,052,691	†		2,772,127		627,558,193
Other Financial Instruments*:
Assets
Forward Currency Exchange Contracts	– 0	–	3,868,051			– 0	–	3,868,051
Liabilities
Forward Currency Exchange Contracts	– 0	–	(9,095,412)			– 0	–	(9,095,412)

Total^	$80,733,375		$538,825,330			$2,772,127		$622,330,832

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

†	A significant portion of the Fund’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

^	An amount of $10,668,637 was transferred from Level 2 to Level 1 due to increase in trading volume during the reporting period. There were de minimis transfers under 1% of net assets from Level 1 to Level 2 during the reporting period.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

24	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

Notes to Financial Statements

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Warrants		Total
Balance as of 6/30/12	$4,279,518		$4,279,518
Accrued discounts/ (premiums)	– 0	–	– 0	–
Realized gain (loss)	(223,352)		(223,352)
Change in unrealized appreciation/ depreciation	(58,255)		(58,255)
Purchases	– 0	–	– 0	–
Sales	(1,225,784)		(1,225,784)
Transfers into Level 3	– 0	–	– 0	–
Transfers out of Level 3	– 0	–	– 0	–

Balance as of 6/30/13	$2,772,127		$2,772,127

Net change in unrealized appreciation/depreciation from investments held as of 6/30/13	$(58,255)		$(58,255	)**

**	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments and other financial instruments in the accompanying statement of operations.

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments, and process at vendors, 2) daily compare of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	25

Notes to Financial Statements

are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation and depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

26	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

Notes to Financial Statements

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

The Adviser had agreed to reimburse its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.65%, 2.35%, 2.35%, 1.35%, 1.85%, 1.60% and 1.35% of the daily average net assets for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively (the “Expense Caps”). The Expense Caps may not be terminated before November 1, 2013 and then may be extended by the Adviser for additional one year terms. For the year ended June 30, 2013, there was no such reimbursement.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended June 30, 2013, such fee amounted to $45,563.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $626,327 for the year ended June 30, 2013.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $3,197 from the sale of Class A shares and received $41,197, $5,248 and $1,092 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended June 30, 2013.

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	27

Notes to Financial Statements

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the year ended June 30, 2013 is as follows:

Market Value June 30, 2012 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value June 30, 2013 (000)	Dividend Income (000)
$ 15,228	$267,751	$271,231	$11,748	$16

Brokerage commissions paid on investment transactions for the year ended June 30, 2013, amounted to $906,858, of which $0 and $15,205 was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, respectively, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $5,347,145, $4,130,458, $737,164 and $199,234 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

28	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

Notes to Financial Statements

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended June 30, 2013 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$222,217,926		$490,445,253
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding foreign currency) are as follows:

Cost	$486,027,123

Gross unrealized appreciation	$165,437,698
Gross unrealized depreciation	(23,906,628)

Net unrealized appreciation	$141,531,070

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended June 30, 2013, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	29

Notes to Financial Statements

Documentation governing the Fund’s OTC derivatives may contain provisions for early termination of such transaction in the event the net assets of the Fund decline below specific levels set forth in the documentation (“net asset contingent features”). If these levels are triggered, the Fund’s counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. As of June 30, 2013, the Fund had OTC derivatives with contingent features in net liability positions in the amount of $8,700,573. If a trigger event had occurred at June 30, 2013, for those derivatives in a net liability position, an amount of $8,700,573 would be required to be posted by the Fund.

At June 30, 2013, the Fund had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$3,868,051	Unrealized depreciation of forward currency exchange contracts	$9,095,412

Total		$3,868,051		$9,095,412

The effect of derivative instruments on the statement of operations for the year ended June 30, 2013:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain/(loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$8,675,366	$(5,393,972)

Total		$8,675,366	$(5,393,972)

The following table represents the volume of the Fund’s derivative transactions during the year ended June 30, 2013:

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$318,008,393
Average principal amount of sale contracts	$321,364,866

30	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

Notes to Financial Statements

2. Currency Transactions

The Fund may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash. The Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Fund to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. A Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not have the right to vote any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent will invest the cash collateral received in AllianceBernstein Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At June 30, 2013, the Fund had securities on loan with a value of $9,516,894 and had received cash collateral which has been invested into AllianceBernstein Exchange Reserves of $10,109,369. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Fund earned securities lending income of $405,894 and

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	31

Notes to Financial Statements

$15,533 from the borrowers and AllianceBernstein Exchange Reserves, respectively, for the year ended June 30, 2013; these amounts are reflected in the statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Fund’s transactions in shares of AllianceBernstein Exchange Reserves for the year ended June 30, 2013 is as follows:

Market Value June 30, 2012 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value June 30, 2013 (000)	Dividend Income (000)
$ 6,891	$297,029	$293,811	$10,109	$16

NOTE F

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Year Ended June 30, 2013	Year Ended June 30, 2012	Year Ended June 30, 2013	Year Ended June 30, 2012

Class A
Shares sold	2,494,413	5,111,420	$36,260,488	$68,300,956

Shares issued in reinvestment of dividends	239,436	418,883	3,467,033	5,231,848

Shares converted from Class B	170,699	230,488	2,491,753	3,131,948

Shares redeemed	(16,565,218)	(23,167,595)	$(239,925,158)	$(314,231,812)

Net decrease	(13,660,670)	(17,406,804)	$(197,705,884)	$(237,567,060)

Class B
Shares sold	30,364	47,587	$397,247	$581,427

Shares converted to Class A	(188,501)	(254,883)	(2,491,753)	(3,131,948)

Shares redeemed	(500,529)	(634,181)	(6,573,789)	(7,780,927)

Net decrease	(658,666)	(841,477)	$(8,668,295)	$(10,331,448)

Class C
Shares sold	257,481	353,354	$3,385,131	$4,349,571

Shares redeemed	(2,311,059)	(4,448,592)	(30,272,431)	(54,461,683)

Net decrease	(2,053,578)	(4,095,238)	$(26,887,300)	$(50,112,112)

Advisor Class
Shares sold	1,449,824	2,005,231	$21,551,957	$27,505,322

Shares issued in reinvestment of dividends	72,989	107,844	1,067,104	1,362,068

Shares redeemed	(3,948,335)	(8,500,348)	(57,266,890)	(118,841,004)

Net decrease	(2,425,522)	(6,387,273)	$(34,647,829)	$(89,973,614)

32	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

Notes to Financial Statements

	Shares		Amount
	Year Ended June 30, 2013	Year Ended June 30, 2012	Year Ended June 30, 2013	Year Ended June 30, 2012

Class R
Shares sold	340,975	535,802	$4,899,382	$7,124,605

Shares issued in reinvestment of dividends	9,179	11,611	132,085	144,086

Shares redeemed	(952,357)	(1,247,376)	(13,622,796)	(16,744,235)

Net decrease	(602,203)	(699,963)	$(8,591,329)	$(9,475,544)

Class K
Shares sold	96,290	212,211	$1,369,683	$2,776,101

Shares issued in reinvestment of dividends	5,384	7,437	77,525	92,516

Shares redeemed	(390,507)	(560,177)	(5,604,454)	(7,787,597)

Net decrease	(288,833)	(340,529)	$(4,157,246)	$(4,918,980)

Class I
Shares sold	163,283	348,286	$2,350,497	$4,689,865

Shares issued in reinvestment of dividends	27,573	32,511	398,986	407,367

Shares redeemed	(424,927)	(992,578)	(6,355,331)	(13,090,575)

Net decrease	(234,071)	(611,781)	$(3,605,848)	$(7,993,343)

During the year ended June 30, 2012, the Fund received $376,776 related to a third-party’s settlement of regulatory proceedings involving allegations of improper trading. This amount is presented in the Fund’s statement of changes in net assets. Neither the Fund nor its affiliates were involved in the proceedings or the calculation of the payment.

NOTE G

Risks Involved in Investing in the Fund

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Fund’s investments or reduce the returns of the Fund. For example, the value of the Fund’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	33

Notes to Financial Statements

securities markets. Independent of the Fund’s investments in securities denominated in foreign currencies, the Fund’s positions in various foreign currencies may cause the Fund to experience investment losses due to the changes in exchange rates and interest rates.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended June 30, 2013.

NOTE I

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended June 30, 2013 and June 30, 2012 were as follows:

	2013	2012
Distributions paid from:
Ordinary income	$5,824,251	$8,201,383

Total taxable distributions paid	$5,824,251	$8,201,383

34	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

Notes to Financial Statements

As of June 30, 2013, the components of accumulated earning/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$6,441,377
Accumulated capital and other losses	(969,193,424	)(a)
Unrealized appreciation/(depreciation)	141,380,802	(b)

Total accumulated earnings/(deficit)	$(821,371,245)

(a)	On June 30, 2013, the Fund had a net capital loss carryforward for federal income tax purposes of $969,193,424.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of Passive Foreign Investment Companies (PFICs) and the realization for tax purposes of gains/losses on certain derivative instruments.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

As of June 30, 2013, the Fund had a net capital loss carryforward of $969,193,424 which will expire as follows:

Short-Term Amount	Long-Term Amount	Expiration
$ 247,856,389	N/A	2017
700,120,008	N/A	2018
21,217,027	– 0 –	No Expiration

During the current fiscal year, permanent differences primarily due to foreign currency reclassifications, the tax treatment of Passive Foreign Investment Companies (PFICs), and redesignations of foreign capital gain tax resulted in a net increase in undistributed net investment income and a net increase in accumulated net realized loss on investment and foreign currency transactions. These reclassifications had no effect on net assets.

NOTE J

Recent Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standard Update (“ASU”) related to disclosures about offsetting assets and liabilities in financial statements. The amendments in this update require an entity to disclose both gross and net information for derivatives and other financial instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. In January 2013, the FASB issued an ASU to clarify the scope of

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	35

Notes to Financial Statements

disclosures about offsetting assets and liabilities. The ASU limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements and securities lending transactions. The ASU is effective during interim or annual reporting periods beginning on or after January 1, 2013. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

36	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Year Ended June 30,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 13.07	$ 15.61	$ 12.33	$ 11.48	$ 19.18

Income From Investment Operations
Net investment income(a)	.13	.10	.13	.10	.19
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.57	(2.52)	3.60	1.14	(7.59)
Contributions from Adviser	– 0	–	– 0	–	.00	(b)	.00	(b)	– 0	–

Net increase (decrease) in net asset value from operations	1.70	(2.42)	3.73	1.24	(7.40)

Less: Dividends and Distributions
Dividends from net investment income	(.12)	(.12)	(.45)	(.39)	(.28)
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.02)

Total dividends and distributions	(.12)	(.12)	(.45)	(.39)	(.30)

Net asset value, end of period	$ 14.65	$ 13.07	$ 15.61	$ 12.33	$ 11.48

Total Return
Total investment return based on net asset value(c)	12.99	%*	(15.47)%	30.34	%**	10.39%	(39.15)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$399,308	$534,900	$910,267	$935,695	$1,106,113
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.32%	1.40%	1.30	%(d)	1.31	%(d)	1.34%
Expenses, before waivers/reimbursements	1.32%	1.40%	1.30	%(d)	1.31	%(d)	1.34%
Net investment income	.93%	.77%	.85	%(d)	.73	%(d)	1.58%
Portfolio turnover rate	30%	63%	67%	121%	103%

See footnote summary on page 44

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	37

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class B
Year Ended June 30,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 11.83	$ 14.09	$ 11.17	$ 10.42	$ 17.50

Income From Investment Operations
Net investment income (loss)(a)	.02	(.00	)(b)	.01	(.01)	.08
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.41	(2.26)	3.26	1.03	(6.95)
Contributions from Adviser	– 0	–	– 0	–	.00	(b)	.00	(b)	– 0	–

Net increase (decrease) in net asset value from operations	1.43	(2.26)	3.27	1.02	(6.87)

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	– 0	–	(.35)	(.27)	(.19)
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.02)

Total dividends and distributions	– 0	–	– 0	–	(.35)	(.27)	(.21)

Net asset value, end of period	$ 13.26	$ 11.83	$ 14.09	$ 11.17	$ 10.42

Total Return
Total investment return based on net asset value(c)	12.09	%*	(16.04)%	29.37	%**	9.49%	(39.70)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$16,753	$22,731	$38,943	$44,166	$55,832
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	2.07%	2.18%	2.09	%(d)	2.10	%(d)	2.12%
Expenses, before waivers/reimbursements	2.07%	2.18%	2.09	%(d)	2.10	%(d)	2.12%
Net investment income (loss)	.14%	(.01)%	.05	%(d)	(.06	)%(d)	.74%
Portfolio turnover rate	30%	63%	67%	121%	103%

See footnote summary on page 44

38	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Year Ended June 30,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 11.87	$ 14.14	$ 11.21	$ 10.45	$ 17.53

Income From Investment Operations
Net investment income(a)	.03	.00	(b)	.01	.00	(b)	.09
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.42	(2.27)	3.27	1.03	(6.96)
Contributions from Adviser	– 0	–	– 0	–	.00	(b)	.00	(b)	– 0	–

Net increase (decrease) in net asset value from operations	1.45	(2.27)	3.28	1.03	(6.87)

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	– 0	–	(.35)	(.27)	(.19)
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.02)

Total dividends and distributions	– 0	–	– 0	–	(.35)	(.27)	(.21)

Net asset value, end of period	$ 13.32	$ 11.87	$ 14.14	$ 11.21	$ 10.45

Total Return
Total investment return based on net asset value(c)	12.22	%*	(16.05)%	29.36	%**	9.56%	(39.63)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$74,259	$90,590	$165,821	$185,848	$228,402
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	2.03%	2.13%	2.03	%(d)	2.03	%(d)	2.07%
Expenses, before waivers/reimbursements	2.03%	2.13%	2.03	%(d)	2.03	%(d)	2.07%
Net investment income	.21%	.03%	.10	%(d)	.01	%(d)	.77%
Portfolio turnover rate	30%	63%	67%	121%	103%

See footnote summary on page 44

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	39

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Year Ended June 30,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 13.24	$ 15.80	$ 12.48	$ 11.61	$ 19.39

Income From Investment Operations
Net investment income(a)	.18	.14	.18	.15	.23
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.58	(2.54)	3.63	1.15	(7.67)
Contributions from Adviser	– 0	–	– 0	–	.00	(b)	.00	(b)	– 0	–

Net increase (decrease) in net asset value from operations	1.76	(2.40)	3.81	1.30	(7.44)

Less: Dividends and Distributions
Dividends from net investment income	(.19)	(.16)	(.49)	(.43)	(.32)
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.02)

Total dividends and distributions	(.19)	(.16)	(.49)	(.43)	(.34)

Net asset value, end of period	$ 14.81	$ 13.24	$ 15.80	$ 12.48	$ 11.61

Total Return
Total investment return based on net asset value(c)	13.27	%*	(15.15)%	30.65	%**	10.77%	(39.02)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$84,113	$107,284	$229,011	$306,231	$302,956
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.02%	1.10%	1.00	%(d)	1.01	%(d)	1.05%
Expenses, before waivers/reimbursements	1.02%	1.10%	1.00	%(d)	1.01	%(d)	1.05%
Net investment income	1.23%	1.01%	1.20	%(d)	1.12	%(d)	1.88%
Portfolio turnover rate	30%	63%	67%	121%	103%

See footnote summary on page 44

40	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class R
Year Ended June 30,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 12.97	$ 15.45	$ 12.22	$ 11.39	$ 19.06

Income From Investment Operations
Net investment income(a)	.09	.08	.09	.07	.17
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.56	(2.50)	3.56	1.13	(7.57)
Contributions from Adviser	– 0	–	– 0	–	.00	(b)	.00	(b)	– 0	–

Net increase (decrease) in net asset value from operations	1.65	(2.42)	3.65	1.20	(7.40)

Less: Dividends and Distributions
Dividends from net investment income	(.08)	(.06)	(.42)	(.37)	(.25)
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.02)

Total dividends and distributions	(.08)	(.06)	(.42)	(.37)	(.27)

Net asset value, end of period	$ 14.54	$ 12.97	$ 15.45	$ 12.22	$ 11.39

Total Return
Total investment return based on net asset value(c)	12.69	%*	(15.63)%	29.98	%**	10.17%	(39.33)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$20,995	$26,541	$42,414	$42,587	$41,265
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.58%	1.60%	1.59	%(d)	1.58	%(d)	1.56%
Expenses, before waivers/reimbursements	1.58%	1.60%	1.59	%(d)	1.58	%(d)	1.56%
Net investment income	.64%	.59%	.58	%(d)	.51	%(d)	1.44%
Portfolio turnover rate	30%	63%	67%	121%	103%

See footnote summary on page 44

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	41

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class K
Year Ended June 30,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 13.03	$ 15.54	$ 12.29	$ 11.45	$ 19.14

Income From Investment Operations
Net investment income(a)	.12	.13	.15	.11	.20
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.56	(2.52)	3.57	1.14	(7.59)
Contributions from Adviser	– 0	–	– 0	–	.00	(b)	.00	(b)	– 0	–

Net increase (decrease) in net asset value from operations	1.68	(2.39)	3.72	1.25	(7.39)

Less: Dividends and Distributions
Dividends from net investment income	(.14)	(.12)	(.47)	(.41)	(.28)
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.02)

Total dividends and distributions	(.14)	(.12)	(.47)	(.41)	(.30)

Net asset value, end of period	$ 14.57	$ 13.03	$ 15.54	$ 12.29	$ 11.45

Total Return
Total investment return based on net asset value(b)	12.93	%*	(15.39)%	30.39	%**	10.51%	(39.19)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$5,434	$8,618	$15,570	$12,117	$11,486
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.28%	1.29%	1.28	%(d)	1.27	%(d)	1.28%
Expenses, before waivers/reimbursements	1.28%	1.29%	1.28	%(d)	1.27	%(d)	1.28%
Net investment income	.86%	.93%	.99	%(d)	.84	%(d)	1.79%
Portfolio turnover rate	30%	63%	67%	121%	103%

See footnote summary on page 44

42	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class I
Year Ended June 30,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 13.15	$ 15.71	$ 12.40	$ 11.55	$ 19.27

Income From Investment Operations
Net investment income(a)	.21	.18	.21	.16	.27
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.56	(2.55)	3.61	1.15	(7.64)
Contributions from Adviser	– 0	–	– 0	–	.00	(b)	.00	(b)	– 0	–

Net increase (decrease) in net asset value from operations	1.77	(2.37)	3.82	1.31	(7.37)

Less: Dividends and Distributions
Dividends from net investment income	(.25)	(.19)	(.51)	(.46)	(.33)
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.02)

Total dividends and distributions	(.25)	(.19)	(.51)	(.46)	(.35)

Net asset value, end of period	$ 14.67	$ 13.15	$ 15.71	$ 12.40	$ 11.55

Total Return
Total investment return based on net asset value(c)	13.45	%*	(15.02)%	30.97	%**	10.86%	(38.90)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$19,171	$20,258	$33,806	$28,644	$25,659
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.87%	.90%	.90	%(d)	.88	%(d)	.86%
Expenses, before waivers/reimbursements	.87%	.90%	.90	%(d)	.88	%(d)	.86%
Net investment income	1.42%	1.35%	1.37	%(d)	1.21	%(d)	2.37%
Portfolio turnover rate	30%	63%	67%	121%	103%

See footnote summary on page 44

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	43

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Amount is less than $0.005.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return for a period of less than one year is not annualized.

(d)	The ratio includes expenses attributable to costs of proxy solicitation.

*	Includes the impact of proceeds received, and credited to the Fund resulting from class action settlements, which enhanced the performance of each share class for the year ended June 30, 2013 by 0.01%.

**	Includes the impact of reimbursements from the Adviser which enhanced the Fund’s performance for the year ended June 30, 2011 by 0.01%.

See notes to financial statements.

44	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of AllianceBernstein International Growth Fund, Inc.

We have audited the accompanying statement of assets and liabilities of AllianceBernstein International Growth Fund, Inc. (the “Fund”), including the portfolio of investments, as of June 30, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended June 30, 2009 were audited by other auditors whose report dated August 26, 2009 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2013, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein International Growth Fund, Inc. at June 30, 2013, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

August 26, 2013

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	45

Report of Independent Registered Public Accounting Firm

FEDERAL TAX INFORMATION

(UNAUDITED)

For Federal income tax purposes, the following information is furnished with respect to the earnings of the Fund for the taxable year ended June 30, 2013.

The Fund intends to make an election to pass through foreign taxes to its shareholders. For the taxable year ended June 30, 2013, $684,738 of foreign taxes may be passed through and the associated foreign source income for information reporting purposes is $13,464,185.

For the taxable year ended June 30, 2013, the Fund designates $11,127,777 as the maximum amount that may be considered qualified dividend income for individual shareholders.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2014.

46	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

Tax Information

BOARD OF DIRECTORS

William H. Foulk, Jr.,(1) Chairman John H. Dobkin(1) Michael J. Downey(1) D. James Guzy(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Marshall C. Turner, Jr.(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Sharon E. Fay, Vice President Daniel C. Roarty(2), Vice President Amy P. Raskin(2), Vice President	Tassos M. Stassopoulos(2) , Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller

Custodian and Accounting Agent

Brown Brothers Harriman & Co.

40 Water Street

Boston, MA 02109-3661

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free 1-(800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the AllianceBernstein International Growth Fund’s portfolio are made by the Adviser’s Global Growth and Thematic Investment Team. Messrs. Roarty and Stassopoulos and Ms. Raskin are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	47

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS,* AGE AND (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN PAST FIVE YEARS
INTERESTED DIRECTOR
Robert M. Keith, + 1345 Avenue of the Americas New York, NY 10105 53 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	100	None

DISINTERESTED DIRECTORS
Chairman of the Board William H. Foulk, Jr., #, ## 80 (1994)	Investment Adviser and an Independent Consultant since prior to 2008. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AllianceBernstein Funds since 1983 and has been Chairman of the AllianceBernstein Funds and of the Independent Directors Committee of such Funds since 2003. He is also active in a number of mutual fund related organizations and committees.	100	None

48	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

Management of the Fund

NAME, ADDRESS,* AGE AND (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
John H. Dobkin, # 71 (1994)	Independent Consultant since prior to 2008. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AllianceBernstein Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	100	None

Michael J. Downey, # 69 (2005)	Private Investor since prior to 2008. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AllianceBernstein Funds since 2005 and is a director and chairman of one other registered investment company.	100	Asia Pacific Fund, Inc. since prior to 2008, Prospect Acquisition Corp. (financial services) from 2007 until 2009, and The Merger Fund since prior to 2008 until 2013.

D. James Guzy, # 77 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2008. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1982.	100	PLX Technology (semi-conductors) since prior to 2008, Cirrus Logic Corporation (semi-conductors) since prior to 2008 until July 2011 and Intel Corporation (semi-conductors) until 2008.

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	49

Management of the Fund

NAME, ADDRESS,* AGE AND (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Nancy P. Jacklin, # 65 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AllianceBernstein Funds since 2006.	100	None

Garry L. Moody, # 61 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is also a member of both the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds and the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committee, of the AllianceBernstein Funds since 2008.	100	None

50	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

Management of the Fund

NAME, ADDRESS,* AGE AND (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Marshall C. Turner, Jr., # 71 (2005)	Private Investor since prior to 2008. Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) from November 2008 until March 2009. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2005, and President and CEO, 2005-2006, after the company was acquired and renamed Toppan Photomasks, Inc. He has extensive experience in venture capital investing including prior service as general partner of three institutional venture capital partnerships, and serves on the boards of a number of education and science-related non-profit organizations. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1992.	100	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) since prior to 2008

Earl D. Weiner, # 74 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and member of ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AllianceBernstein Funds since 2007 and is Chairman of the Governance and Nominating Committees of the Funds.	100	None

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	51

Management of the Fund

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

+	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

##	Member of the Fair Value Pricing Committee.

52	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

Management of the Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 53	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 68	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. prior to March 2003.

Sharon E. Fay 53	Vice President	Senior Vice President of the Adviser**, with which she has been associated since prior to 2008.

Amy P. Raskin 41	Vice President	Senior Vice President of the Adviser**, with which she has been associated since prior to 2008.

Daniel C. Roarty 41	Vice President	Senior Vice President of the Adviser**, with which he has been associated since May 2011. Prior thereto, he was in research and portfolio management at Nuveen Investments since prior to 2008.

Tassos Stassopoulos 45	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2008.

Emilie D. Wrapp 57	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2008.

Joseph J. Mantineo 54	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2008.

Phyllis J. Clarke 52	Controller	Vice President of ABIS**, with which she has been associated since prior to 2008.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available upon request. Contact your financial representative or AllianceBernstein at 1-800-227-4618, or visit www.alliancebernstein.com, for a free prospectus or SAI.

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	53

Management of the Fund

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AllianceBernstein International Growth Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser at a meeting held on April 30-May 2, 2013 (the “May 2013 meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Fund was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Fund and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment

54	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors and, to the extent requested and paid, will result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Fund’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also were considered. The directors were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2011 and 2012 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors were satisfied that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from brokers that execute transactions for certain clients, including the Fund); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	55

of the Fund’s shares; transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser; and brokerage commissions paid by the Fund to brokers affiliated with the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year. At the May 2013 meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of the Fund as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with the Morgan Stanley Capital International (MSCI) All Country (AC) World (ex-US) Index (Net and Gross) (the “MSCI AC World Index”) and the MSCI World (ex-US) Index (Net) (the “MSCI World Index”), in each case for the 1-, 3-, 5- and 10-year periods ended February 28, 2013, and (in the case of comparisons with the MSCI AC World Index (Gross) and the MSCI World Index) the period since inception (June 1994 inception). The directors noted that the Fund was in the 5th quintile of the Performance Group and 4th quintile of the Performance Universe for the 1- and 3-year periods, in the 5th quintile of the Performance Group and the Performance Universe for the 5-year period, and in the 4th quintile of the Performance Group and 3rd quintile of the Performance Universe for the 10-year period. The directors noted the small number of other funds in the Performance Group. The Fund lagged the indices in all periods except that it outperformed the MSCI AC World Index (Gross) and the MSCI World Index in the period since inception. The directors also reviewed performance information for periods ended March 31, 2013 (for which the data was not limited to Class A Shares), and noted that in the 3-month period the Fund had outperformed the Lipper International Multi-Cap Growth Funds Average and the MSCI AC World Index (Net and Gross) but lagged the MSCI World Index.

The directors noted that they had discussed with the Adviser their concerns about the investment performance of the Fund over time as compared to both its benchmark and its peers and that the Adviser had reviewed with them various steps that it had taken, including the restructuring of the Adviser’s research and portfolio management teams and related modifications to its investment process, and other changes intended to improve investment performance. The directors noted that the Fund’s relative investment performance had improved in the first quarter of 2013, but they continued to be concerned about the Fund’s performance over time and the lack of sustained improvement in it. After further discussion with the Adviser and consideration of the Adviser’s response to their concerns, the directors concluded that they continued to have confidence in the Adviser’s ability to advise the Fund but informed the Adviser that, in light of the

56	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

Fund’s persistent weak relative performance, they would continue to monitor closely the Fund and the impact of the steps taken by the Adviser with a view to improving investment performance. They also informed the Adviser that they would undertake a further close review in six months, and that they would consider taking additional action if they were not satisfied with the Adviser’s progress in improving investment performance.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the advisory fees the Adviser charges non-fund clients pursuing a substantially similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer. The directors noted that, although the institutional fee schedule started at a rate different from the Fund’s starting fee rate, it had more breakpoints at lower asset levels than the fee schedule applicable to the Fund. The application of the institutional fee schedule to the level of assets of the Fund would result in a fee rate lower than the rate being paid by the Fund. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also noted that the Adviser advises a portfolio of another AllianceBernstein fund with a substantially similar investment style as the Fund for the same fee schedule as the Fund. The directors also considered that a portfolio of a fund advised by the Adviser (the “SCB Portfolio”) pursuing a somewhat similar investment style has higher fee rates at each breakpoint of its fee schedule, and that the Adviser is waiving, effective November 1, 2011 through October 31, 2013, 5 basis points of the advisory fee payable by the SCB Portfolio under its contract.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional clients. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Fund, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	57

described an Expense Group as a representative sample of funds similar to the Fund and an Expense Universe as a broader group, consisting of all funds in the Fund’s investment classification/objective with a similar load type as the Fund. The directors noted that because of the small number of funds in the Fund’s Lipper category, Lipper had expanded the Expense Group of the Fund to include peers that had a similar (but not the same) Lipper investment objective/classification. The Expense Universe for the Fund had also been expanded by Lipper pursuant to Lipper’s standard guidelines. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others.

The directors noted that, at the Fund’s current size, its contractual effective advisory fee rate of 75 basis points, plus the less than 1 basis point impact of the administrative expense reimbursement in the latest fiscal year, was lower than the Expense Group median. The directors noted that the Fund’s total expense ratio, which had been capped by the Adviser (although the expense ratio was currently lower than the cap), was the same as the Expense Group median and lower than the Expense Universe median. The directors concluded that the Fund’s expense ratio was satisfactory.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AllianceBernstein Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale at the May 2013 meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

58	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AllianceBernstein International Growth Fund, Inc. (the “Fund”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). The first factor is an additional factor required to be considered by the AoD. On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation

1	The information in the fee summary was completed on April 22, 2013 and discussed with the Board of Directors on April 30-May 2, 2013.

2

On July 25, 2008, the Fund acquired International Research Growth Fund, Inc. Future references to the Fund do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Fund.

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	59

of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”3

FUND ADVISORY FEES, NET ASSETS, EXPENSE CAPS & RATIOS

The Adviser proposed that the Fund pays the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.4

Category	Advisory Fee[5]	Net Assets 03/31/13 ($MIL)	Fund
International	0.75% on 1st $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	$721.4	International Growth Fund, Inc.

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the Fund’s most recently completed fiscal year, the Adviser received $57,068 (0.006% of the Fund’s average daily net assets) for such services.

The Adviser has agreed to waive that portion of its management fees and/or reimburse the Fund’s Class A shares for that portion of its total operating expenses to the degree necessary to limit the Fund’s total expense ratios to the amounts set forth below for the Fund’s fiscal year. The waiver is terminable by the Adviser at the end of the Fund’s fiscal year upon at least 60 days’ notice prior to the Fund’s prospectus update. In addition, set forth below are the Fund’s annualized semi-annual gross expense ratios:6

3	Jones v. Harris at 1427.

4	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

5	The advisory fee of the Fund is based on the percentage of the Fund’s average daily net assets and is paid on a monthly basis.

6	Semi-annual total expense ratios are unaudited

60	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

Fund	Expense Cap Pursuant to Expense Limitation Undertaking			Gross Expense Ratio[7]		Fiscal Year End
International Growth Fund, Inc.	Advisor Class A Class B Class C Class R Class K Class I	1.35 1.65 2.35 2.35 1.85 1.60 1.35	% % % % % % %	1.07 1.37 2.14 2.09 1.60 1.28 0.87	% % % % % % %	June 30 (ratio as of December 31,2012)

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

7	Annualized.

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	61

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Fund.8 In addition to the AllianceBernstein institutional fee schedule, set forth below is what would have been the effective advisory fee of the Fund had the AllianceBernstein institutional fee schedule been applicable to the Fund based on March 31, 2013 net assets:9

Fund	Net Assets 3/31/13 ($MIL)	AllianceBernstein Institutional Fee Schedule	Effective AB Inst. Adv. Fee	Fund Advisory Fee
International Growth Fund, Inc.	$721.4	International Research Growth AC 0.85% on 1st $25 million 0.65% on next $25 million 0.55% on next $50 million 0.45% on the balance Minimum Account Size: $25 m	0.478%	0.750%

The Adviser manages Sanford C. Bernstein Fund, Inc. (“SCB Fund”), an open-end management investment company. The International Portfolio of SCB Fund (“SCB International Portfolio”) has a somewhat similar investment style as the Fund. Set forth below is the fee schedule of SCB International Portfolio and what would have been the effective advisory fee of the Fund had the fee schedule of SCB International Portfolio been applicable to the Fund based on March 31, 2013 net assets.10

Fund	SCB Fund Portfolio	Fee Schedule	SCB Fund Effective Fee	Fund Advisory Fee
International Growth Fund, Inc.[11]	International Portfolio	0.925% on 1st $1 billion 0.850% on next $3 billion 0.800% on next $2 billion 0.750% on next $2 billion 0.650% thereafter The Adviser is waving 5 basis points in advisory fees effective through October 31, 2013.	0.875%	0.750%

8

The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

9	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

10	The international equity portfolios of the SCB Fund include Tax-Managed International Portfolio, International Portfolio and Emerging Markets Portfolio.

11	The investment guidelines of the Fund are more restrictive than the SCB Fund portfolio. The Fund invests primarily in either growth or value equity securities, in contrast to the SCB Fund portfolio, which invests in both growth and value equity securities.

62	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

The adviser also manages the AllianceBernstein Variable Products Series Fund, Inc. (“AVPS”), which is available through variable annuity and variable life contracts offered by other financial institutions and offers policyholders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. Set forth below is the fee schedule of the AVPS portfolio that has a substantially similar investment style as the Fund.12 Also shown is the Fund’s advisory fee and what would have been the effective advisory fee of the Fund had the AVPS fee schedule been applicable to the Fund based on March 31, 2013 net assets:

Fund	AVPS Portfolio	Fee Schedule	Effective AVPS Adv. Fee	Fund Advisory Fee
International Growth Fund, Inc.	International Growth Portfolio	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750%	0.750%

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Fund.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services offered by other investment advisers.13 Lipper’s analysis included the comparison of the Fund’s contractual management fee, estimated at the approximate current asset level of the Fund, to the median of the Fund’s Lipper Expense Group (“EG”)14 and the Fund’s contractual management fee ranking.15

12	The AVPS portfolio was also affected by the settlement between the Adviser and the NYAG. As a result, the Fund has the same breakpoints in its advisory fee schedule as the AVPS portfolio.

13	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

14	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

15	The contractual management fee is calculated by Lipper using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Fund had the lowest effective fee rate in the Lipper peer group.

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	63

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

The Fund’s original EG had an insufficient number of peers in Lipper’s view. Consequently, Lipper expanded the Fund’s EG to include peers that have similar but not the same Lipper investment classification/objective.

Fund	Contractual Management Fee (%)[16]	Lipper EG Median (%)	Lipper EG Rank
International Growth Fund, Inc.[17]	0.750	0.888	3/15

However, because Lipper had expanded the EG of the Fund, under Lipper’s standard guidelines, the Lipper Expense Universe (“EU”) was also expanded to include the universe of those peers that had a similar but not the same Lipper investment classification/objective. A “normal” EU will include funds that have the same investment classification/objective as the subject Fund.18

Fund	Total Expense Ratio (%)[19]	Lipper EG Median (%)	Lipper EG Rank	Lipper EU Median (%)	Lipper EU Rank
International Growth Fund, Inc.[20]	1.403	1.403	8/15	1.467	25/76

Based on this analysis, the Fund has a more favorable ranking on a contractual management fee basis than on a total expense ratio basis.

16	The contractual management fee does not reflect any expense reimbursements made by the Fund to the Adviser for certain clerical, legal, accounting, administrative and other services. In addition, the contractual management fee would not reflect any advisory fee waivers or expense reimbursements made by the Adviser to the Fund for expense caps that would effectively reduce the actual management fee.

17	The Fund’s EG includes the Fund, nine other International Multi-Cap Growth Funds (“IMLG”) and five International Multi-Cap Core Funds (“IMLC”).

18	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

19	The total expense ratios shown are for the Fund’s most recent fiscal year end Class A shares.

20	The Fund’s EU includes the Fund, EG and all other IMLG and IMLC funds, excluding outliers.

64	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Fund’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund decreased during calendar year 2012, relative to 2011.

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent, distribution and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2012, ABI paid approximately 0.05% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $19 million for distribution services and educational support (revenue sharing payments).

During the Fund’s most recently completed fiscal year, ABI received from the Fund $3,697, $3,631,499 and $29,455 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	65

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Fund’s most recently completed fiscal year, ABIS received $805,304 in fees from the Fund.

The Fund effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions during the Fund’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with the Fund is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

66	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

Previously, in February 2008, the independent consultant provided the Board of Directors an update of the Deli21 study on advisory fees and various fund characteristics.22 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.23 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $443 billion as of March 31, 2013, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

The information prepared by Lipper shows the 1, 3, 5, and 10 year performance returns and rankings of the Fund24 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)25 for the periods ended February 28, 2013.26

International Growth Fund, Inc.	Fund (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	5.23	8.70	8.13	10/10	42/53
3 year	5.63	7.25	7.51	9/10	35/49
5 year	-3.09	-1.21	-1.01	8/9	36/40
10 year	10.03	10.81	8.72	6/8	7/17

21	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

22	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

23	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

24	The performance rankings are for the Class A shares of the Fund. The Fund’s performance returns shown were provided by Lipper.

25	The Fund’s PG/PU is not identical to the Fund’s respective EG/EU as the criteria for including/excluding a fund in/from a PG/PU is somewhat different from that of an EG/EU.

26	Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	67

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Fund (in bold)27 versus its benchmark.28 Fund and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.29

	Periods Ending February 28, 2013 Annualized Performance
					Since Inception (%)	Annualized		Risk Period (Year)
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)		Volatility (%)	Sharpe (%)
International Growth Fund, Inc.	5.23	5.63	-3.09	10.03	6.98	20.75	0.48	10
MSCI AC World ex US Index (Net)	6.66	6.65	-0.87	10.68	N/A	19.01	0.54	10
MSCI AC World ex US Index (Gross)[30]	7.17	7.13	-0.41	11.17	5.76	N/A	N/A	N/A
MSCI World ex US Index (Net)	8.75	6.70	-1.19	9.65	5.05	N/A	N/A	N/A
Inception Date: June 2, 1994

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: May 29, 2013

27	The performance returns and risk measures shown in the table are for the Class A shares of the Fund.

28	The Adviser provided Fund and benchmark performance return information for periods through February 28, 2013.

29	Fund and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. The Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be viewed as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

30	Benchmark since inception date is the nearest month end after the Fund’s inception date.

68	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Asset Allocation/Multi-Asset Funds

Emerging Markets Multi-Asset Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Discovery Growth Fund**

Growth Fund

Large Cap Growth Fund

Select US Equity Portfolio

Small Cap Growth Portfolio

Global & International

Global Thematic Growth Fund

International Discovery Equity Portfolio

International Growth Fund

Value Funds

Domestic

Core Opportunities Fund

Discovery Value Fund**

Equity Income Fund

Growth & Income Fund

Value Fund

Global & International

Emerging Markets Equity Portfolio

Global Value Fund

International Value Fund

Taxable Bond Funds

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Municipal Bond Funds

Arizona Portfolio California Portfolio High Income Portfolio Massachusetts Portfolio Michigan Portfolio Minnesota Portfolio Municipal Bond Inflation Strategy	National Portfolio New Jersey Portfolio New York Portfolio Ohio Portfolio Pennsylvania Portfolio Virginia Portfolio

Intermediate Municipal Bond Funds

Intermediate California Portfolio

Intermediate Diversified Portfolio

Intermediate New York Portfolio

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

Alternatives

Dynamic All Market Fund

Global Real Estate Investment Fund

Global Risk Allocation Fund**

Market Neutral Strategy-Global

Market Neutral Strategy-U.S.

Real Asset Strategy

Select US Long/Short Portfolio

Unconstrained Bond Fund

Retirement Strategies

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,* which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

*	An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

**	Prior to October 8, 2012, Global Risk Allocation Fund was named Balanced Shares. Prior to November 1, 2012, Discovery Growth Fund was named Small/Mid Cap Growth Fund and Discovery Value Fund was named Small/Mid Cap Value Fund.

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	69

AllianceBernstein Family of Funds

NOTES

70	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

NOTES

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	71

NOTES

72	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

NOTES

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	73

NOTES

74	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

NOTES

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	75

NOTES

76	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

IG-0151-0613

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors William H. Foulk, Jr. and Garry L. Moody qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst and Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
AB International Growth	2012	$30,500	$748	$13,795
	2013	$30,500	$—	$26,182

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre- approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB International Growth	2012	$726,068	$14,543
			$(748)
			$(13,795)
	2013	$445,853	$26,182
			$—
			$(26,182)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein International Growth Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	August 22, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	August 22, 2013

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	August 22, 2013